Exhibit 99.1

Desktop Metal Announces Fourth Quarter and Full Year 2021 Financial Results and Initiates 2022 Guidance

March 8, 2022

●	Fourth quarter revenue of $56.7 million, up 123% sequentially from the third quarter of 2021, and up 62% sequentially excluding revenue from the ExOne acquisition
●	Fourth quarter GAAP gross margin of 22%; non-GAAP gross margin of 31%, representing the sixth consecutive quarter of gross margin expansion
●	Full year 2021 revenue of $112.4 million, up 583% from 2020
●	Full year 2021 organic revenue growth from metal offerings up 163% from 2020
●	Commenced shipments of Production System™ P-50 with inaugural customer Stanley Black & Decker
●	Initiates full year 2022 revenue guidance of approximately $260 million, representing 131% growth from 2021

BOSTON – Desktop Metal, Inc. (NYSE: DM) today announced its preliminary unaudited financial results for the fourth quarter and full year ended December 31, 2021.

“With record total revenue, organic revenue, and gross margins, the fourth quarter was an exceptional finish to a revolutionary year for Desktop Metal,” said Ric Fulop, CEO and co-founder of Desktop Metal. “We also recently commenced shipments of our flagship Production System P-50, a major milestone for Desktop Metal and the additive manufacturing industry.”

Mr. Fulop continued, “In addition to the team’s achievement on P-50, we’re entering 2022 with considerable tailwinds toward another year of record growth including continued momentum from the best quarter in company history, robust customer demand across our unmatched AM 2.0 solutions portfolio, and favorable market conditions as the additive market inflects. We believe our strategic priorities in 2022 will ensure continued success toward achieving our goal of double digit share of the over $100 billion additive manufacturing market by the end of the decade.”

Recent Business Highlights:

●	Completed first full year as a public company
●	Commenced shipments of Production System™ P-50 with inaugural customer Stanley Black & Decker, marking the commercialization of the company’s revolutionary additive manufacturing technology for mass production of end-use, metal parts
●	Launched EinsteinTM series of high-precision 3D printers designed for volume production of dental and healthcare parts
●	Launched Flexcera™ Smile Ultra+, a hybrid nanoceramic resin for permanent restorations and one of the strongest dental resins on the market

●	Launched ETEC, a new 3D printing brand that will enable EnvisionTEC, the original inventor of digital light processing (DLP) technology, to better connect with industrial customers
●	Launched X-Series line of printers from the assets of the ExOne acquisition, soon to be supported by Desktop Metal’s award-winning build preparation and simulation software applications
●	Continued material portfolio development including qualification of DM custom HH stainless steel and pure copper on the Production SystemTM platform, and D2 tool steel on Studio System 2

Fourth Quarter 2021 Financial Highlights:

●	Revenue of $56.7 million, up 123% sequentially from the third quarter of 2021, and up 577% year-over-year from the fourth quarter of 2020
●	Broad-based growth across all product and technologies, with particular strength in organic metal offerings
●	Revenue excluding ExOne of $41.2 million, up 62% sequentially from the third quarter of 2021
●	GAAP gross margin of 22%; non-GAAP gross margin of 31%, a sequential improvement of more than 460 basis points from the third quarter of 2021, the sixth consecutive quarter of gross margin expansion
●	Net loss of $71.2 million, including $10.0 million in transaction costs associated with acquisitions and $8.3 million of changes to fair value of investments
●	Adjusted EBITDA of $(25.7) million

Full Year 2021 Financial Highlights:

●	Revenue of $112.4 million, up 583% from 2020
●	Revenue excluding ExOne of $96.9 million, up 488% from 2020
●	Organic revenue growth from metal offerings up 163% from 2020
●	GAAP gross margin of 16%; non-GAAP gross margin of 27%
●	Net loss of $240.3 million, including $56.6 million of changes in fair value of warrant liability and $25.6 million of in-process research and development assets related to acquisitions
●	Adjusted EBITDA of $(96.1) million
●	Strong ending liquidity position with cash, cash equivalents, and short-term investments of $271.7 million as of December 31, 2021

Outlook for Full Year 2022:

●	Revenue expectation of approximately $260 million for 2022, representing 131% growth from 2021
●	Adjusted EBITDA expectation of approximately $(90) million for 2022

Conference Call Information:

Desktop Metal will host a conference call on Tuesday, March 8, 2022 at 8:30 a.m. EST to discuss fourth quarter and full year 2021 results. Participants may access the call at 1-877-

407-4018, international callers may use 1-201-689-8471, and request to join the Desktop Metal financial results conference call. A simultaneous webcast of the conference call and the accompanying summary presentation may be accessed online at the Events & Presentations section of https://ir.desktopmetal.com. A replay will be available shortly after the conclusion of the conference call at the same website.

Preliminary Unaudited Results:

On March 2, 2022, Desktop Metal filed a Form 12b-25 notice of filing delay with the U.S. Securities and Exchange Commission in connection with its Annual Report on Form 10-K for the period ended December 31, 2021. Desktop Metal expects to file its Annual Report on Form 10-K within the 15-day extension period. Accordingly, the financial data for the fourth quarter and year ended December 31, 2021 presented in this press release are preliminary and unaudited and could be subject to change upon completion of the preparation and audit of the company’s financial statements. The preliminary financial data has been prepared by management.

About Desktop Metal:

Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with an expansive portfolio of 3D printing solutions, from rapid prototyping to mass production. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make additive manufacturing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum, named to MIT Technology Review’s list of 50 Smartest Companies, and the 2021 winner of Fast Company’s Innovation by Design Award in materials and Fast Company’s Next Big Things in Tech Award for sustainability.

For more information, visit www.desktopmetal.com.

Forward-Looking Statements:

Desktop Metal, Inc.'s fourth quarter preliminary unaudited 2021 financial results press release, presentation, conference call webcast and related communications contain forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in these communications, including statements regarding Desktop Metal's future results of operations and financial position, financial targets, business strategy, plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Desktop Metal has based these forward-looking statements on current information and management's current expectations and beliefs. These forward-looking statements speak only as of the date of this communication and are subject to a number of significant risks and uncertainties, including, without limitation, risks associated with the acquisition and integration of the business and operations of ExOne and other acquired businesses. For additional information about other risks and uncertainties of Desktop Metal's business, financial condition, results of operations and prospects generally, please refer to Desktop Metal's reports filed with the Securities and Exchange Commission ("SEC"), including without limitation the "Risk Factors" and/or other information included in the Form 10-Q filed with the SEC on November 15, 2021, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. As a result of these factors, we cannot assure you that the forward-looking statements in these communications will prove to be accurate. Except as required by applicable law, including the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. We qualify all of our forward-looking statements by these cautionary statements.

Investor Relations:

Jay Gentzkow
(781) 730-2110
jaygentzkow@desktopmetal.com

Press Contact:

Lynda McKinney

(978) 224-1282

lyndamckinney@desktopmetal.com

DESKTOP METAL, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$65,017	$483,525
Current portion of restricted cash	2,129	—
Short-term investments	204,569	111,867
Accounts receivable	46,687	6,516
Inventory	65,399	9,708
Prepaid expenses and other current assets	16,207	976
Total current assets	400,008	612,592
Restricted cash, net of current portion	1,112	612
Property and equipment, net	58,710	12,160
Goodwill	639,301	2,252
Intangible assets, net	261,984	9,414
Other noncurrent assets	25,480	4,879
Total Assets	$1,386,595	$641,909
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$29,557	$7,591
Customer deposits	14,137	1,480
Current portion of lease liability	5,527	868
Accrued expenses and other current liabilities	33,829	7,565
Current portion of deferred revenue	18,189	3,004
Current portion of long-term debt, net of deferred financing costs	825	9,991
Total current liabilities	102,064	30,499
Long-term debt, net of current portion	548	—
Warrant liability	—	93,328
Contingent consideration, net of current portion	4,183	—
Lease liability, net of current portion	13,077	2,157
Deferred revenue, net of current portion	4,508	—
Deferred tax liability	10,695	—
Other noncurrent liabilities	3,170	—
Total liabilities	138,245	125,984
Commitments and Contingences (Note 16)
Stockholders’ Equity
Preferred Stock, $0.0001 par value—authorized, 50,000,000 shares; no shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively	—	—
Common Stock, $0.0001 par value—500,000,000 shares authorized; 311,737,858 and 226,756,733 shares issued at December 31, 2021 and December 31, 2020, respectively, 311,473,950 and 224,626,597 shares outstanding at December 31, 2021 and December 31, 2020, respectively	31	23
Additional paid-in capital	1,823,344	844,188
Accumulated deficit	(568,611)	(328,277)
Accumulated other comprehensive income (loss)	(6,414)	(9)
Total Stockholders’ Equity	1,248,350	515,925
Total Liabilities and Stockholders’ Equity	$1,386,595	$641,909

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Years Ended December 31,
	2021	2020
Revenues
Products	$105,994	$13,718
Services	6,414	2,752
Total revenues	112,408	16,470
Cost of sales
Products	87,450	26,945
Services	6,665	4,574
Total cost of sales	94,115	31,519
Gross profit/(loss)	18,293	(15,049)
Operating expenses
Research and development	68,125	43,136
Sales and marketing	47,995	13,136
General and administrative	78,041	20,734
In-process research and development assets acquired	25,587	—
Total operating expenses	219,748	77,006
Loss from operations	(201,455)	(92,055)
Change in fair value of warrant liability	(56,576)	56,417
Interest expense	(149)	(328)
Interest and other (expense) income, net	(11,822)	1,011
Loss before income taxes	(270,002)	(34,955)
Income tax benefit	29,668	940
Net loss	$(240,334)	$(34,015)
Net loss per share—basic and diluted	$(0.92)	$(0.22)
Weighted average shares outstanding, basic and diluted	260,770	157,906

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(in thousands)

	Years Ended December 31,
	2021	2020
Net loss	$(240,334)	$(34,015)
Other comprehensive (loss) income, net of taxes:	—	—
Unrealized gain (loss) on available-for-sale marketable securities, net	(40)	(84)
Foreign currency translation adjustment	(6,365)	—
Total comprehensive loss, net of taxes of $0	$(246,739)	$(34,099)

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(in thousands, except share amounts)

							Accumulated
							Other
					Additional		Comprehensive	Total
	Legacy Convertible Preferred Stock		Common Stock		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Income	Equity

BALANCE—January 1, 2020	100,038,109	$436,553	26,813,113	$3	$16,722	$(294,262)	$75	$(277,462)
Retroactive application of recapitalization (Note 1)	(100,038,109)	(436,553)	128,100,821	13	436,520	—	—	436,533
Adjusted balance, beginning of period	—		154,913,934	16	453,242	(294,262)	75	159,071
Exercise of Common Stock options	—	—	521,925	—	325	—	—	325
Vesting of restricted Common Stock	—	—	5,307,357	1	6	—	—	7
Issuance of Common Stock in connection with acquisitions	—	—	61,060	—	500	—	—	500
Repurchase of shares for employee tax withholdings	—	—	(9,308)	—	(101)	—	—	(101)
Stock-based compensation expense	—	—	—	—	8,006	—	—	8,006
Common Stock warrants issued and exercised	—	—	692,366	—	1,915	—	—	1,915
Reverse recapitalization, net of transaction costs	—	—	63,139,263	6	380,295	—	—	380,301
Net loss	—	—	—	—	—	(34,015)	—	(34,015)
Other comprehensive income	—	—	—	—	—	—	(84)	(84)
BALANCE—December 31, 2020	—	—	224,626,597	$23	$844,188	$(328,277)	$(9)	$515,925
Exercise of Common Stock options	—	—	5,732,247	1	6,425	—	—	6,426
Vesting of restricted Common Stock	—	—	491,293	—	—	—	—	—
Repurchase of shares for employee tax withholdings - RSA	—	—	(109,150)	—	(958)	—	—	(958)
Vesting of restricted share units	—	—	650,777	—	—	—	—	—
Repurchase of shares for employee tax withholdings - RSU	—	—	(61,498)	—	(541)	—	—	(541)
Issuance of Common Stock in connection with acquisitions	—	—	57,267,401	5	620,585	—	—	620,590
Issuance of Common Stock in connection with acquired in-process research and development	—	—	334,370	—	4,300	—	—	4,300
Stock-based compensation expense	—	—	—	—	28,778	—	—	28,778
Vesting of Trine Founder Shares	—	—	1,850,938	—	—	—	—	—
Common Stock issued in connection with warrants exercised	—	—	20,690,975	2	320,567	—	—	320,569
Net loss	—	—	—	—	—	(240,334)	—	(240,334)
Other comprehensive loss	—	—	—	—	—	—	(6,405)	(6,405)
BALANCE—December 31, 2021	—	—	311,473,950	$31	$1,823,344	$(568,611)	$(6,414)	$1,248,350

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Years Ended December 31,
	2021	2020
Cash flows from operating activities:
Net loss	$(240,334)	$(34,015)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	24,854	8,589
Stock-based compensation	28,778	8,006
Change in fair value of warrant liability	56,576	(56,417)
Change in fair value of subscription agreement	2,920	—
Expense related to Common Stock warrants issued	—	1,915
Amortization (accretion) of discount on investments	3,021	75
Amortization of debt financing cost	9	19
Provision for bad debt	168	377
Acquired in-process research and development	25,581	—
Loss on disposal of property and equipment	74	18
Foreign exchange (gains) losses on intercompany transactions, net	182	—
Net increase in accrued interest related to marketable securities	(819)	(3)
Net unrealized (gain) loss on equity investment	9,660	—
Net unrealized (gain) loss on other investments	(130)	—
Deferred tax benefit	(29,668)	(940)
Change in fair value of contingent consideration	(429)	—
Foreign currency transaction (gain) loss	7	—
Changes in operating assets and liabilities:
Accounts receivable	(18,021)	(2,370)
Inventory	(16,962)	(1,303)
Prepaid expenses and other current assets	(6,936)	901
Other assets	(3)	—
Accounts payable	10,796	(2,637)
Accrued expenses and other current liabilities	(8,761)	(2,391)
Customer deposits	(2,569)	(845)
Current portion of deferred revenue	5,989	774
Change in right of use assets and lease liabilities, net	(641)	(328)
Other liabilities	1,609
Net cash used in operating activities	(155,049)	(80,575)
Cash flows from investing activities:
Purchases of property and equipment	(7,683)	(1,429)
Purchase of other investments	(3,620)	(3,000)
Purchase of equity investment	(20,000)	—
Proceeds from sale of property and equipment	44	—
Proceeds from policy buyout	333	—
Purchase of marketable securities	(330,873)	(136,286)
Proceeds from sales and maturities of marketable securities	243,349	109,016
Cash paid to acquire in-process research and development	(21,220)	—
Cash paid for acquisitions, net of cash acquired	(287,624)	(5,284)
Net cash used in investing activities	(427,294)	(36,983)
Cash flows from financing activities:
Proceeds from reverse recapitalization, net of issuance costs	—	534,597
Proceeds from the exercise of stock options	6,424	325
Proceeds from the exercise of stock warrants	170,665	—
Payment of taxes related to net share settlement upon vesting of restricted stock units	(540)	—
Proceeds from PPP loan	—	5,379
Repayment of PPP loan	—	(5,379)
Repayment of term loan	(10,000)	—
Deferred financing costs paid	—	—
Net cash provided by financing activities	166,549	534,922
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(85)	—
Net increase (decrease) in cash, cash equivalents, and restricted cash	(415,879)	417,364
Cash, cash equivalents, and restricted cash at beginning of period	484,137	66,773
Cash, cash equivalents, and restricted cash at end of period	$68,258	$484,137

Supplemental disclosures of cash flow information

Reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets that sum to the total shown in the condensed consolidated statements of cash flows:

Cash and cash equivalents	$65,017	$483,525
Restricted cash included in other current assets	2,129	—
Restricted cash included in other noncurrent assets	1,112	612

Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$68,258	$484,137

Supplemental cash flow information:
Interest paid	$148	$322
Taxes paid	$150	$—

Non-cash investing and financing activities:
Net liabilities assumed from Trine Business Combination	$—	$152,395
Accrued reverse recapitalization transaction costs	$—	$1,901
Net unrealized (gain) loss on investments	$40	$—
Exercise of private placement warrants	$149,904	$—
Common Stock issued for acquisitions	$620,590	$500
Common Stock issued for acquisition of in-process research and development	$4,300	$—
Accrued purchase price for asset acquisition	$1,800	$200
Additions to right of use assets and lease liabilities	$5,582	$—
Purchase of property and equipment included in accounts payable	$90	$—
Purchase of property and equipment included in accrued expenses and other current liabilities	$38	$—
Transfers from property and equipment to inventory	$1,068	$—
Transfers from inventory to property and equipment	$1,435	$—
Accrued contingent consideration in connection with acquisitions	$6,083	$—
Tax liabilities related to withholdings on Common Stock issued in connection with acquisitions	$—	$102
Taxes related to net share settlement upon vesting of restricted stock awards in accrued expense	$958	$—
Forgiveness of PPP Loan	$3,687	$—

NON-GAAP FINANCIAL INFORMATION

This press release contains non-GAAP financial measures, including Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA.

●	We define Non-GAAP gross margin as GAAP gross margin excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and inventory step-up adjustments
●	We define Non-GAAP operating loss as GAAP operating loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges and change in fair value of warrant liability
●	We define Non-GAAP net loss as GAAP net loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges included in general and administrative expenses and change in fair value of warrant liability
●	We define EBITDA as GAAP net income (loss) excluding interest, income taxes and depreciation and amortization expense
●	We define Adjusted EBITDA as EBITDA excluding stock based compensation, warrant expenses and transaction costs associated with acquisitions

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, investors should be aware that when evaluating Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA on a supplemental basis. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results.

Set forth below is a reconciliation of each Non-GAAP financial measure used in this press release to its most directly comparable GAAP financial measure.

DESKTOP METAL, INC.

NON-GAAP RECONCILIATION TABLE

(in thousands)

	For the Year Ended
	December 31,
(Dollars in thousands)	2021	2020
GAAP gross margin	$18,293	$(15,049)
Stock-based compensation included in cost of sales	1,018	290
Amortization of acquired intangible assets included in cost of sales	8,467	—
Inventory step-up adjustment in cost of sales	2,194	—
Non-GAAP gross margin	$29,972	$(14,759)

GAAP operating loss	$(201,455)	$(92,055)
Stock-based compensation	28,778	8,006
Amortization of acquired intangible assets included in cost of sales	8,467	—
Amortization of acquired intangibles assets included in operating expenses	9,114	758
Inventory step-up adjustment in cost of sales	2,194	—
Acquisition-related and other transactional charges	23,782	1,101
In-process research and development assets acquired	25,581	—
Non-GAAP operating loss	$(103,539)	$(82,190)

GAAP net loss	$(240,334)	$(34,015)
Stock-based compensation	28,778	8,006
Amortization of acquired intangible assets included in cost of sales	8,467	—
Amortization of acquired intangibles assets included in operating expenses	9,114	758
Inventory step-up adjustment in cost of sales	2,194	—

Acquisition-related and other transactional charges	23,782	1,101
In-process research and development assets acquired	25,581	—
Change in fair value of investments	12,475	—
Change in fair value of warrant liability	56,576	(56,417)
Warrant expense	—	1,915
Non-GAAP net loss	$(73,367)	$(78,652)

	For the Years Ended
	December 31,
(Dollars in thousands)	2021	2020
Net loss attributable to common stockholders	$(240,334)	$(34,015)
Interest (income) expense, net	(334)	(610)
Income tax benefit	(29,668)	(940)
Depreciation and amortization	24,854	8,589
In-process research and development assets acquired	25,581	—
EBITDA	(219,901)	(26,976)
Change in fair value of warrant liability	56,576	(56,417)
Change in fair value of investments	12,475	—
Inventory step-up adjustment	2,194	—
Stock compensation expense	28,778	8,006
Warrant expense	—	1,915
Transaction costs associated with acquisitions	23,788	—
Adjusted EBITDA	$(96,090)	$(73,472)